UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 1, 2016, Guidewire Software, Inc. issued a press release with financial results for the third quarter of fiscal 2016 and revenue and earnings guidance for Q4 and fiscal year 2016. In this press release, guidance for full year GAAP and non-GAAP net income was understated due to the misapplication of the estimated fourth quarter tax rate to the full fiscal year.
We are hereby correcting guidance for GAAP and non-GAAP net income for the full year fiscal 2016. All other results and guidance remain unchanged.
For GAAP net income, the previous stated range of $7.2 million to $9.5 million is corrected to $8.1 million to $10.4 million.  The previous GAAP net income per share stated range of $0.10 to $0.13 is corrected to $0.11 to $0.14.
For non-GAAP net income, the previous stated range of $53.4 million to $56.1 million is corrected to $55.8 million to $58.5 million. The previous non-GAAP net income per share stated range of $0.73 to $0.76 is corrected to $0.76 to $0.80.
The corrected lines of the guidance table are as follows:

(in $ millions, except per share outlook)	Full Year Fiscal 2016
GAAP net income	8.1 - 10.4
GAAP net income per share	0.11 - 0.14
Non-GAAP net income	55.8 - 58.5
Non-GAAP net income per share	0.76 - 0.80

Forward-Looking Statements. This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our future financial results. These forward-looking statements are made as of the date of this Current Report on Form 8-K and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate, ” “should, ” “believe, ” “hope, ” “target, ” “project, ” “goals, ” “guidance,” “estimate, ” “potential, ” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire's control. Guidewire's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire's most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this Current Report on Form 8-K represent Guidewire's views as of the date hereof. The Company anticipates that subsequent events and developments may cause its views to change. Guidewire undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire's views as of any date subsequent to the date of this Current Report on Form 8-K.
Non-GAAP Financial Measures. This Current Report on Form 8-K contains the following non-GAAP financial measures: Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire's financial condition and results of operations. The Company's management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company's business.

Reconciliations of the most comparable GAAP financial measures to the non-GAAP financial measures used in this Current Report on Form 8-K are as follows:

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
Full Year Fiscal 2016

Outlook reconciliation: GAAP and non-GAAP net income ( in $ millions) :
GAAP net income	8.1 - 10.4
Non-GAAP adjustments:
Stock-based compensation	63.7 - 64.7
Amortization of intangibles	2.3
Non-GAAP tax impact	(18.8) - (18.4)
Non-GAAP net income	55.8 - 58.5

Outlook reconciliation: GAAP and non-GAAP net income per share:
GAAP net income per share	0.11 - 0.14
Non-GAAP adjustments:
Stock-based compensation	0.87 - 0.88
Amortization of intangibles	0.03
Non-GAAP tax impact	(0.25)
Non-GAAP net income per share	0.76 - 0.80

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2016

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Richard Hart
Richard Hart
Chief Financial Officer